SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 22, 2003


                             MICREL, INCORPORATED
                          --------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                  CALIFORNIA
                                --------------
                 (State or Other Jurisdiction of Incorporation)


        0-25236                                        94-2526744
      -----------                                    --------------
(Commission File Number)                  (I.R.S. Employer Identification No.)


                2180 Fortune Drive, San Jose, CA         95131
              --------------------------------------------------
              (Address of Principal Executive Offices)  (Zip Code)


                                 (408) 944-0800
                               ------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                               ------------------
         (Former Name or Former Address, if Changed Since Last Report)

                      INFORMATION TO BE INCLUDED IN REPORT

Item 9: Regulation FD Disclosure (Information provided under Item 12 - Disclosure of Results of Operations and Financial Condition). Pursuant to Securities and Exchange Commission Release No. 33-8216, dated March 27, 2003, the information provided herein is being furnished under Item 12 of Form 8-K.

   On April 22, 2003, Micrel Incorporated issued a press release, which sets forth its results of operations for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MICREL, INCORPORATED
                                             (the Registrant)


                                           By:  /s/ Raymond D. Zinn
                                                ---------------------
                                                Raymond D. Zinn
                                                President and
                                                Chief Executive Officer

Dated:  April 22, 2003